Janus Equity Income Fund

                 Supplement dated January 1, 2000 to Prospectus
                            dated February 17, 1999

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED FEBRUARY 17, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

The following information replaces the information in the PORTFOLIO MANAGER section on page 34 of the Prospectus:

Karen L. Reidy is Executive Vice President and portfolio manager of Janus Equity Income Fund. Ms. Reidy is also Executive Vice President and portfolio manager of Janus Balanced Fund. She replaces Blaine P. Rollins who previously managed Janus Equity Income Fund and Janus Balanced Fund. She is also an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

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